                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08709

                    Salomon Brothers High Income Fund II Inc
               (Exact name of registrant as specified in charter)

            125 Broad Street, New York, NY                10004
       (Address of principal executive offices)         (Zip code)

                            Christina T. Sydor, Esq.
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

              Registrant's telephone number, including area code:

                                 (800)-725-6666

                       Date of fiscal year end: April 30
                    Date of reporting period: April 30, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

                                    [GRAPHIC]



          SALOMON BROTHERS
          HIGH INCOME FUND II INC


          ANNUAL REPORT
          April 30, 2003


[LOGO] SALOMON BROTHERS
Asset Management

PFPC Global Fund Services
P.O. Box 8030
Boston, MA 02266-8030

                                                                    HIXANN 4/03
                                                                        03-4951

SALOMON BROTHERS HIGH INCOME FUND II INC



LETTER FROM THE CHAIRMAN

                                                                      [PHOTO]
                                                                   R. Jay Gerken
                                                                   Chairman

Dear Shareholder:

The philosopher Bertrand Russell famously remarked that, "Change is one thing, progress is another." You will notice in the following pages that we have begun to implement some changes to your shareholder report and we will be reflecting other changes in future reports. Our aim is to make meaningful improvements in reporting on the management of your Fund and its performance, not just to enact change for change's sake. Please bear with us during this transition period.

We know that you have questions about Fund managers' decisions and plans, and we want to be sure that you have easy access to the information you need. Keeping investors informed is, and always will be, one of my top priorities as Chairman of your Fund. To that end, we encourage you to contact
Investor Relations at 1-800-SALOMON.

As always, thank you for entrusting your assets with us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman

May 14, 2003

SALOMON BROTHERS HIGH INCOME FUND II INC



MANAGER OVERVIEW


Performance Review

During the 12 months ended April 30, 2003, the Salomon Brothers High Income Fund II Inc ("Fund") performed very well, generating a total return of 15.58% based on its net asset value ("NAV") and 15.00% based on its market price, significantly outperforming the Citigroup High-Yield Market Index,/i/ which returned 9.64% for the period. Past performance is not indicative of future results.

During the period, the Fund made distributions to shareholders totaling $1.38/ii/ per share. The table below shows the 12-month total returns based on the Fund's April 30, 2003 NAV per share and its New York Stock Exchange ("NYSE") closing price./iii/

                                         Total Return
                                           for the
                      Price Per Share 12-Month Period/iv/
                      --------------- ------------------
                       $10.42 (NAV)         15.58%
                       $11.65 (NYSE)        15.00%

U.S. HIGH-YIELD DEBT

A Challenging Start

During the first three months of the Fund's fiscal year, a series of factors weakened investor confidence, which had already reached a fragile state. The factors included additional reports of fraudulent accounting practices, earnings restatements by corporations and a large number of credit downgrades of corporate bonds by ratings agencies. As a result of the increased market volatility and investor uncertainty, both high-yield and investment-grade bond issues dropped in price and their yields correspondingly rose to levels comparable to those on non-investment-grade ("high-yield") bonds. In June, WorldCom Inc.'s disclosure that it had improperly accounted for $3.8 billion of expenses caused investors to avoid sectors characterized by companies with more complex financials, and this increased the risk premium for high-yield bonds. The market had declined significantly by the end of July with the arrest of senior executives at Adelphia Communications and WorldCom's Chapter 11 bankruptcy filing.

The high-yield market regained some ground for a period in August amid perceptions that the economy was improving. However, the rally proved short-lived and the market subsequently retreated due to concerns about mounting tensions in Iraq, warnings about lower corporate earnings, and new economic data and other signals that raised doubts about the strength of the economy. As a result of the strong sell-off in the market during the first half of the Fund's fiscal year, by the end of October high-yield bond yields, which move opposite to prices, increased to 13.36% (as measured by the yield of the Citigroup High-Yield Market Index).

SALOMON BROTHERS HIGH INCOME FUND II INC



High Yield Market Rebound

When the economy is weak, the Federal Reserve ("Fed") may consider lowering its interest rate targets to help stimulate economic activity. The rationale is that if rates proceed to decline, consumers and corporations can borrow more cheaply and may be inclined to spend more, pumping money into the economy. Following an economic report released in October that reflected a weak labor market, the Fed reduced its target for the federal funds rate/iv/ by half a percentage point in early November to a four-decade low of 1.25%. The most significant headway in the high-yield market occurred after this time.

The market advanced amid considerably stronger inflows of cash compared to earlier periods in the year. Perceptions that the economy was improving, coupled with favorable yields available in the market, supported interest in high-yield bonds. The declining default rate of corporate bonds (i.e., the number of companies failing to make timely interest payments to bondholders) also proved encouraging to the market. Reports of corporate accounting improprieties that made front-page headlines during the spring, which created a dimmer environment for the high-yield market at that time, became less pronounced. Furthermore, the requirement by the Securities and Exchange Commission last summer that principal executive officers and company directors certify the accuracy of their companies' financial statements appeared to have restored some investor confidence in the integrity of corporate financial reporting practices.

In 2003, the high-yield market continued to rally as investors seeking to put money on the sidelines to work bid up prices of bonds. Despite more pronounced concerns about war with Iraq throughout the first calendar quarter of this year, the trend of declining default rates continued to generate more investor confidence in the strength of high-yield bonds. Furthermore, the end of the conflict sparked additional demand for high-yield bonds as investors shifted their focus from geopolitical tensions to the fact that first quarter earnings at many companies were in line with estimates and the stock market was recovering.

Analysis of Fund's High-Yield Component

In terms of its performance, the Fund benefited from its overweighted exposure to bonds from issuers in the consumer products, technology, wireless telecommunications and tower industries and through its underweighted exposure to the wireline telecommunications, automotive and airline industries relative to the Citigroup High-Yield Market Index. However, the Fund was adversely affected by its overweighted exposure to the cable industry and through its underweighted exposure to the energy industry relative to the index.

Over the past year, the Fund's corporate high-yield position increased its exposure to the beleaguered investment-grade corporate bond sector, particularly the issues of large-cap companies. After the crisis of confidence in Corporate America sparked by reports of various financial improprieties and the fall-out at Enron Corp. and WorldCom, the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold. We used this opportunity to increase holdings in corporate issues of what we considered to be solid companies that, in our view, were competitively priced. The Fund and high-yield market benefited as the crisis in confidence subsided and high-grade corporate issues rebounded.

SALOMON BROTHERS HIGH INCOME FUND II INC



As of the period's close, while the Fund was invested in a diversified array of sectors, it maintained significant exposure to the media-and-cable sector. During the past year, we increased the Fund's exposure to cable issues that we perceived were oversold following the reported problems at Adelphia Communications, which negatively impacted the sector. The Fund also maintained heavier exposure to telecommunication issues for similar reasons, as that sector likewise came under selling pressure following the WorldCom situation. The Fund also maintained heavier exposure to energy issues versus many other sectors because we believed they would fluctuate less and for diversification.

Competitive Yields

Recent market valuations appear to have discounted much of the negative news that transpired during 2002. At the end of April, the high-yield market offered very competitive levels of income.

EMERGING MARKETS DEBT

Emerging markets debt/vi/ returned 21.27% for the period, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")./vii/ During the period, EMBI+ sovereign spreads tightened by 43 basis points closing at 576 basis points over U.S. Treasuries. The 12-month return volatility was approximately 10%.

The markets for emerging markets debt remained volatile during the first half of the reporting period but staged a year-end rally that continued into April of 2003. Despite the military conflict in Iraq, several high-profile elections in some emerging market countries and high volatility in global equity markets, country performance was solid as the markets of all countries reflected in the EMBI+ posted gains for the period. Developments in Latin America, namely presidential elections in Brazil and Ecuador, drove overall market performance as they welcomed ambitious political and economic reform programs that the newly elected leaders in these countries embarked on.

The market rally for emerging markets debt was also supported by high oil prices, an important driver of revenues for many emerging market economies. During the period, oil prices increased to almost $40 per barrel. Moreover, the market enjoyed positive market technicals (i.e., increased inflows combined with the re-investment of coupon and amortization payments).

Our active asset allocation process proved to be beneficial for the Fund. At the beginning of the fiscal period, the Fund was long emerging markets debt, which accounted for approximately 32% of the Fund. It positively contributed to the performance of the Fund as emerging markets debt outperformed high yield bonds (e.g., U.S. high-yield issues). Later during the period, we decided to reduce the Fund's exposure to emerging markets due to negative developments in Argentina as well as to expected volatility surrounding elections in Brazil and Ecuador. Our emerging markets debt allocation accounted for as little as approximately 8% of the Fund last July, which positively contributed to the Fund's performance as the emerging markets debt was performing poorly during that time. With the elections and

SALOMON BROTHERS HIGH INCOME FUND II INC


uncertainties surrounding them behind us, we decided to increase our allocation to emerging markets debt at the beginning of 2003. That allowed us to participate in the rally in these markets that, as of the period's close, was still in progress. As of April 30th, the emerging markets debt component constituted over 19% of total investments of the Fund.

Developments in some of the key emerging markets over the period are described below. (The performances of the following debt markets are measured by the EMBI+.)/viii/

Russia. Posting a gain of 32.49% for the period, Russia ranked as the best-performing market in the EMBI+. Despite the slowdown of industrial production, Russia's macroeconomic fundamentals remained strong, mainly due to a strong rebound in export-oriented and capital goods industries. High oil prices continued to spur credit quality improvements as foreign currency reserves exceeded $50 billion. Last December, Moody's Investors Service upgraded Russia's credit rating to Ba2. While we are happy with Russia's progress, we have reduced the Fund's exposure to this market, as we are concerned that Russian bond prices may have overshot real economic improvements in the country. Within the emerging markets debt component of the Fund, we have recently been underweight Russian debt./ix/

Brazil. Due to its large weighting in the EMBI+ (approximately 22%), Brazil influences the overall return of the markets in the index. The market posted a gain of 25.25% for the period, and while these returns outpaced the market, Brazil performed poorly before the presidential elections in October. Weak performance was caused by investors' concerns about future economic policies of the Lula De Silva administration. Throughout much of 2002, investors were convinced that Lula would not be elected president. His steady progress in the polls and ultimate victory in elections, in our view, led many investors to sell Brazilian debt. Following several of our trips to Brazil, we believed that Lula would implement market-friendly policies and that the market would eventually embrace his victory. Accordingly, we took advantage of the sell-off and began adding to the Fund's exposure to Brazilian debt. As we expected, Brazilian debt rebounded after elections as markets reacted favorably to market- friendly comments from Lula and his top advisers. Within the emerging markets debt component of the Fund, we have maintained an overweight position in Brazilian debt./ix/

Ecuador. Returning 21.85%, Ecuador ended the fiscal period on a strong positive note. On March 21st, the International Monetary Fund ("IMF")/x/ approved a $205-million agreement for Ecuador. This agreement was reached by the government after just two months in office. The previous administration negotiated with the IMF over a 14-month period and failed to reach an agreement. The market appeared to interpret this agreement as being indicative of the new government's determination to implement prudent fiscal measures. Following this approval, Fitch Ratings, a nationally recognized credit ratings service, revised its rating outlook on Ecuador's CCC+ rating from "stable" to "positive." Ecuador's economy also continued to benefit from high oil prices. Within the emerging markets debt component of the Fund, we have recently been overweighted Ecuador./ix/

Mexico. Its strong credit fundamentals combined with higher oil prices supported the performance of Mexico's debt market, which returned 18.51% for the period. Mexico's strong fiscal position has enabled the country to avoid budget cuts in the current economic slowdown. The Fund has recently had a market-weight in Mexico relative to the EMBI+./ix/

SALOMON BROTHERS HIGH INCOME FUND II INC



Turkey. Despite the significant volatility it experienced during the period, Turkey managed to post a gain of 9.40% for the period. At the beginning of the period, the country's geo-strategic importance combined with significant IMF support attracted investor interest. The domestic economy stabilized with a return of investor confidence, a decline in interest rates, and a stronger currency. In addition, the market reacted positively to the outcome of the November general elections that were won by the Justice and Development Party ("AKP"). Financial markets, however, reacted negatively to Turkey's refusal to grant the U.S. the right to use its airspace as well as to deploy troops on Turkish soil during the war with Iraq. This decision by the Turkish parliament caused the loss of a $30 billion economic aid package from the U.S. On the back of expectations that the war in Iraq would end earlier than expected, Turkey recovered some of the losses in April. Investors believed that the impact of the war on the Turkish economy might be milder than initially feared. Around the time of Turkey's refusal to grant U.S. troops deployment, we decreased our allocation to Turkey from overweight to underweight within the emerging markets debt component of the Fund./ix/

Venezuela. Returning 4.57% for the period, Venezuela was the worst performer in the EMBI+. Although the two-month general strike organized by opposition parties has been generally lifted and oil production has started to recover, many market observers feel it will take a long time to overcome the devastating impact it had on the domestic economy and especially its oil sector, the largest generator of tax revenues. Despite the apparent recovery in oil output, the need for financing remains high due to additional downward pressures on the economy from high inflation and currency depreciation. Venezuelan debt also remains vulnerable due to the volatile political environment. The Fund has continued to have a very limited exposure to Venezuela./ix/

Yields Support Investor Interest

As of the period's close, higher yields available through emerging markets debt continued to support investor interest in these markets.

Looking for Additional Information?

The Salomon Brothers High Income Fund II Inc is traded on the New York Stock Exchange under the symbol "HIX" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol "XHIXX". Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund II Inc, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time
(ET), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

SALOMON BROTHERS HIGH INCOME FUND II INC



Thank you for your investment in the Salomon Brothers High Income Fund II Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Peter J. Wilby                        /s/ James E. Craige
Peter J. Wilby, CFA                       James E. Craige, CFA
President                                 Executive Vice President

/s/ Beth A. Semmel
Beth A. Semmel, CFA
Executive Vice President

May 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2003 and are subject to change. Please refer to pages 8 through 21 for a list and percentage breakdown of the Fund's holdings.

--------
/i/ The Citigroup High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
/ii/    Includes return of capital of $0.22 per share.
/iii/ NAV is a price that reflects the market value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.
/iv/ Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares.
/v/ The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.
/vi/ Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.
/vii/ The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
/viii/  Source: J.P. Morgan Securities Inc.
/ix/    As of the period's close.
/x/ The IMF is an international organization of various member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS
April 30, 2003

    Face
   Amount                                       Security*                                        Value
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 76.1%
Basic Industries -- 9.8%
$   4,275,000 aaiPharma Inc., 11.000% due 4/1/10........................................... $     4,595,625
    3,700,000 Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30.....................       4,113,582
    8,155,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09..................................       9,011,275
    2,500,000 Airgas, Inc., 9.125% due 10/1/11.............................................       2,800,000
    5,400,000 Applied Extrusion Technologies, Inc., Series B, 10.750% due 7/1/11 (a).......       4,023,000
    2,750,000 Berry Plastics Corp., 10.750% due 7/15/12....................................       3,011,250
    2,800,000 Borden Chemicals & Plastics Limited Partnership, Notes, 9.500% due 5/1/05 (b)          42,000
              Buckeye Technologies Inc., Sr. Sub. Notes:
    1,000,000   8.500% due 12/15/05........................................................         990,000
    1,750,000   9.250% due 9/15/08 (a).....................................................       1,723,750
    1,000,000   8.000% due 10/15/10........................................................         925,000
    8,500,000 FMC Corp., Debentures, 7.750% due 7/1/11.....................................       8,217,086
    6,950,000 ISP Chemco Inc., Series B, 10.250% due 7/1/11................................       7,610,250
    2,000,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11.............................       2,270,000
              Lyondell Chemical Co.:
    2,575,000   10.875% due 5/1/09 (a).....................................................       2,600,750
      550,000   Secured Notes, Series B, 9.875% due 5/1/07.................................         569,250
    2,100,000 MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (c)......................       2,289,000
    3,400,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12................................       3,765,500
    3,190,000 Millennium America, Inc., 9.250% due 6/15/08 (a).............................       3,524,950
    2,500,000 Noveon Inc., Series B, 11.000% due 2/28/11...................................       2,837,500
    1,325,000 OM Group, Inc., 9.250% due 12/15/11..........................................       1,139,500
    5,750,000 Peabody Energy Corp., Series B, 9.625% due 5/15/08 (a).......................       6,044,687
              Plastipak Holdings Inc.:
    6,150,000   10.750% due 9/1/11.........................................................       6,672,750
      875,000   Sr. Notes, 10.750% due 9/1/11 (c)..........................................         949,375
    2,150,000 Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10 (c)....................       2,160,750
      941,176 Republic Engineered Products LLC, Secured Notes, 10.000% due 8/16/09.........         235,294
    5,000,000 Republic Technologies International, LLC, 13.750% due 7/15/09 (b)............          50,000
    8,000,000 Riverwood International Corp., 10.625% due 8/1/07............................       8,400,000
    3,800,000 Smurfit-Stone Container Corp., 8.250% due 10/1/12............................       4,151,500
    4,950,000 Stone Container Corp., Sr. Notes, 8.375% due 7/1/12..........................       5,407,875
      950,000 Tekni-Plex, Inc., Series B, 12.750% due 6/15/10..............................         933,375
    2,625,000 Terra Industries Inc., Sr. Notes, Series B, 10.500% due 6/15/05 (a)..........       2,598,750
                                                                                            ---------------
                                                                                                103,663,624
                                                                                            ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                      Security*                                       Value
------------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.7%
$   1,275,000  Ameristar Casinos, Inc., 10.750% due 2/15/09.............................. $     1,434,375
               Cole National Group, Inc., Sr. Sub. Notes:
    2,850,000    8.625% due 8/15/07......................................................       2,629,125
    3,425,000    8.875% due 5/15/12......................................................       3,142,437
    3,300,000  CSK Auto Inc., 12.000% due 6/15/06........................................       3,634,125
    4,125,000  Finlay Enterprises Inc., 9.000% due 5/1/08................................       4,104,375
    4,000,000  Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08...................       4,100,000
               The Gap, Inc., Notes:
    1,600,000    9.900% due 12/15/05.....................................................       1,812,000
    3,775,000    10.550% due 12/15/08 (a)................................................       4,520,562
    5,000,000  Guitar Center Management, Inc., Sr. Notes, 11.000% due 7/1/06.............       5,137,500
               HMH Properties, Inc:
      500,000    Series A, 7.875% due 8/1/05 (a).........................................         507,500
    3,500,000    Sr. Notes, Series C, 8.450% due 12/1/08.................................       3,605,000
               Host Marriott, L.P.:
      350,000    Series E, 8.375% due 2/15/06 (a)........................................         361,375
    1,625,000    Series I, 9.500% due 1/15/07............................................       1,716,406
    3,925,000  Icon Health & Fitness Inc., 11.250% due 4/1/12............................       4,101,625
    1,625,000  Interface, Inc., Sr. Sub. Notes, Series B, 9.500% due 11/15/05............       1,324,375
    3,000,000  John Q. Hammons Hotels, Inc., First Mortgage, Series B, 8.875% due 5/15/12       3,120,000
    2,000,000  Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04.........................       2,012,500
               Levi Strauss & Co.:
                 Notes:
    2,500,000     6.800% due 11/1/03 (a).................................................       2,556,250
    1,750,000     7.000% due 11/1/06 (a).................................................       1,391,250
                 Sr. Notes:
    4,365,000     11.625% due 1/15/08 (a)................................................       3,710,250
    2,035,000     12.250% due 12/15/12 (c)...............................................       1,699,225
    3,500,000  Mattress Discounters Corp., Series B, 12.625% due 7/15/07 (b).............         367,500
               Saks Inc.:
    1,975,000    8.250% due 11/15/08 (a).................................................       2,142,875
    1,720,000    9.875% due 10/1/11 (a)..................................................       1,935,000
    4,550,000  Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12..............       4,783,187
    5,500,000  Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08............................       5,472,500
                                                                                          ---------------
                                                                                               71,321,317
                                                                                          ---------------
Consumer Non-Cyclicals -- 16.0%
    1,700,000  Ahold Finance USA, Inc., 6.875% due 5/1/29 (a)............................       1,275,000
    8,500,000  AKI Inc., Sr. Notes, 10.500% due 7/1/08...................................       8,542,500

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                        Security*                                       Value
--------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 16.0% (continued)
$   5,250,000    American Safety Razor Co., Sr. Notes, Series B, 9.875% due 8/1/05......... $     4,908,750
    2,750,000    Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08.........................       2,887,500
    4,275,000    Argosy Gaming Co., 10.750% due 6/1/09.....................................       4,745,250
    2,925,000    Athena Neurosciences Finance LLC, 7.250% due 2/21/08......................       2,062,125
    1,000,000    Aurora Foods Inc., Sr. Sub. Notes, Series D, 9.875% due 2/15/07...........         455,000
    2,700,000    Beverly Enterprises, Inc., 9.000% due 2/15/06.............................       2,416,500
    7,125,000    Coast Hotels and Casinos, Inc., 9.500% due 4/1/09.........................       7,695,000
    4,500,000    CONMED Corp., 9.000% due 3/15/08..........................................       4,691,250
      425,000    Constellation Brands Inc., Series B, 8.125% due 1/15/12 (a)...............         453,156
    5,120,000    Extendicare Health Services, Inc., 9.500% due 7/1/10 (a)..................       5,094,400
    1,625,000    Fleming Cos., Inc., 10.125% due 4/1/08 (a)(b).............................         239,687
    1,875,000    Harrah's Operating Co., Inc., 8.000% due 2/1/11...........................       2,159,355
    2,375,000    Herbst Gaming, Inc., Secured Notes, 10.750% due 9/1/08 (c)................       2,618,437
    3,511,000    Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 12.750% due 10/15/05..       3,668,995
    6,500,000    Home Interiors & Gifts Inc., 10.125% due 6/1/08...........................       6,662,500
    7,250,000    Horseshoe Gaming Holding Corp., Series B, 8.625% due 5/15/09..............       7,739,375
    7,500,000    IASIS Healthcare Corp., 13.000% due 10/15/09..............................       8,400,000
    5,525,000    InSight Health Services Corp., Series B, 9.875% due 11/1/11...............       5,221,125
    5,743,360    Iowa Select Farms, L.P., Secured Notes, 10.750% due 12/1/06 (c)(d)........       3,446,016
    2,400,000    Kerzner International Ltd., 8.875% due 8/15/11............................       2,556,000
    6,875,000    MGM MIRAGE, 9.750% due 6/1/07.............................................       7,734,375
    6,250,000    North Atlantic Trading Co. Inc., Series B, 11.000% due 6/15/04............       6,273,437
                 Nutritional Sourcing Corp., Sr. Notes:
    1,373,000      9.500% due 8/1/03 (b)...................................................         878,720
      828,000      Series C, 9.500% due 8/1/03 (b).........................................         529,920
                 Park Place Entertainment Corp., Sr. Sub. Notes:
      700,000      9.375% due 2/15/07......................................................         763,000
    4,500,000      8.875% due 9/15/08 (a)..................................................       4,871,250
    3,000,000      8.125% due 5/15/11 (a)..................................................       3,187,500
    3,250,000    Playtex Products, Inc., 9.375% due 6/1/11.................................       3,542,500
    5,025,000    Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09............       5,552,625
    1,775,000    Remington Products Co., LLC, Sr. Sub. Notes, Series D, 11.000% due 5/15/06       1,819,375
                 Rite Aid Corp.:
                   Notes:
    1,000,000       6.000% due 12/15/05 (c)................................................         960,000
      325,000       7.125% due 1/15/07 (a).................................................         315,250
    7,000,000      Sr. Notes, 7.625% due 4/15/05...........................................       7,017,500

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                         Security*                                          Value
---------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 16.0% (continued)
              Sealy Mattress Co., Series B:
$   4,475,000   10.875% due 12/15/07 (a)....................................................... $     4,698,750
      500,000   Sr. Sub. Notes, 9.875% due 12/15/07 (a)........................................         517,500
    3,875,000 Station Casinos, Inc., Sr. Sub. Notes, 9.875% due 7/1/10.........................       4,291,562
    2,525,000 Tenet Healthcare Corp., Sr. Notes, 6.875% due 11/15/31...........................       2,310,375
    5,000,000 Triad Hospitals, Inc., Series B, 8.750% due 5/1/09...............................       5,462,500
              United Industries Corp., Sr. Sub. Notes:
    2,525,000   9.875% due 4/1/09 (c)..........................................................       2,689,125
    5,650,000   Series B, 9.875% due 4/1/09....................................................       6,017,250
    4,750,000 Vanguard Health Systems, Inc., 9.750% due 8/1/11 (a).............................       4,821,250
    3,525,000 Venetian Casino Resort, LLC, 11.000% due 6/15/10.................................       3,886,312
    2,500,000 Vlasic Foods International Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/09 (b)         612,500
    3,500,000 Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07..........................       2,296,875
                                                                                                ---------------
                                                                                                    168,987,372
                                                                                                ---------------
Energy -- 6.0%
    3,000,000 BRL Universal Equipment Corp., Secured Notes, 8.875% due 2/15/08.................       3,270,000
              Dynegy Holdings Inc., Debentures:
      925,000   7.125% due 5/15/18.............................................................         719,125
      725,000   7.625% due 10/15/26............................................................         565,500
              El Paso Corp., Sr. Notes:
    4,425,000   7.800% due 8/1/31..............................................................       3,517,875
    5,125,000   7.750% due 1/15/32.............................................................       4,074,375
              Grey Wolf Inc.:
    1,000,000   Series C, 8.875% due 7/1/07....................................................       1,032,500
    6,000,000   Sr. Notes, 8.875% due 7/1/07 (a)...............................................       6,217,500
    3,416,000 Key Energy Services Inc., Series B, 14.000% due 1/15/09..........................       3,877,160
    6,625,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12 (a)............................       7,188,125
    1,775,000 Pioneer Natural Resources Co., 9.625% due 4/1/10.................................       2,186,459
              Pogo Producing Co., Sr. Sub. Notes, Series B:
    1,500,000   10.375% due 2/15/09............................................................       1,642,500
    2,000,000   8.250% due 4/15/11.............................................................       2,180,000
    2,000,000 Pride International Inc., Sr. Notes, 10.000% due 6/1/09 (a)......................       2,200,000
    5,125,000 Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09 (a)..................       5,509,375
    5,025,000 Western Gas Resources, Inc., 10.000% due 6/15/09 (a).............................       5,502,375
    4,675,000 Westport Resources Corp., 8.250% due 11/1/11.....................................       5,119,125
              The Williams Cos., Inc.:
    2,150,000   8.750% due 3/15/32 (c).........................................................       2,107,000

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                       Security*                                      Value
---------------------------------------------------------------------------------------------------------
Energy -- 6.0% (continued)
                   Notes:
$   3,700,000       7.625% due 7/15/19................................................... $     3,367,000
    3,650,000       7.875% due 9/1/21....................................................       3,358,000
                                                                                          ---------------
                                                                                               63,633,994
                                                                                          ---------------
Financial -- 0.8%
    1,975,400    Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12.............          59,262
    4,350,000    FelCor Lodging L.P., 9.500% due 9/15/08.................................       4,350,000
    4,325,000    MeriStar Hospitality Corp., 9.125% due 1/15/11..........................       4,087,125
    4,595,000    Nationwide Credit, Inc., Sr. Notes, Series A, 10.250% due 1/15/08 (b)(e)          57,437
                                                                                          ---------------
                                                                                                8,553,824
                                                                                          ---------------
Housing Related -- 0.6%
                 Nortek, Inc., Sr. Notes, Series B:
    2,200,000      9.125% due 9/1/07.....................................................       2,293,500
    4,000,000      8.875% due 8/1/08.....................................................       4,160,000
                                                                                          ---------------
                                                                                                6,453,500
                                                                                          ---------------
Manufacturing -- 4.9%
    3,325,000    Alliant Techsystems Inc., 8.500% due 5/15/11............................       3,640,875
    3,000,000    Anchor Glass Container Corp., Secured Notes, 11.000% due 2/15/13 (c)....       3,195,000
    8,800,000    BREED Technologies, Inc., 9.250% due 4/15/08 (b)(e).....................               0
    2,925,000    Case Corp., Notes, 7.250% due 1/15/16...................................       2,500,875
                 Fedders North America, Inc.:
    1,300,000      9.375% due 8/15/07 (a)................................................       1,092,000
    1,500,000      Series B, 9.375% due 8/15/07..........................................       1,260,000
    3,825,000    Flowserve Corp., 12.250% due 8/15/10 (a)................................       4,341,375
    4,375,000    Ford Motor Co., Notes, 7.450% due 7/16/31...............................       3,904,504
    6,350,000    Ford Motor Credit Co., Notes, 7.250% due 10/25/11 (a)...................       6,375,844
    2,400,000    General Motors Acceptance Corp., Notes, 6.875% due 8/28/12 (a)..........       2,444,820
                 Holmes Group Corp.:
      125,000      Series B, 9.875% due 11/15/07.........................................         114,375
    1,000,000      Sr. Sub. Notes, Series D, 9.875% due 11/15/07.........................         915,000
    8,000,000    Key Plastics Holdings, Inc., Series B, 10.250% due 3/15/07 (b)(e).......             800
    1,750,000    Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06................       1,540,000
    2,300,000    LDM Technologies, Inc., Series B, 10.750% due 1/15/07...................       2,162,000
    2,750,000    Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 (b)...........         343,750
    1,850,000    NMHG Holdings Co., 10.000% due 5/15/09..................................       1,988,750
      450,000    Phillips-Van Heusen Corp., Sr. Notes, 8.125% due 5/1/13 (c).............         450,000
    4,000,000    Sequa Corp., Sr. Notes, 9.000% due 8/1/09...............................       4,200,000

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                        Security*                                      Value
-------------------------------------------------------------------------------------------------------------
Manufacturing -- 4.9% (continued)
$   2,500,000    Sybron Dental Specialties, Inc., 8.125% due 6/15/12...................... $     2,600,000
    1,400,000    Tenneco Automotive Inc., Series B, 11.625% due 10/15/09..................       1,246,000
    4,000,000    Terex Corp., Series B, 10.375% due 4/1/11 (a)............................       4,460,000
    2,700,000    TRW Automotive, Sr. Notes, 9.375% due 2/15/13 (c)........................       2,963,250
                                                                                           ---------------
                                                                                                51,739,218
                                                                                           ---------------
Media and Cable -- 11.7%
    6,425,000    AOL Time Warner Inc., 7.625% due 4/15/31.................................       7,111,518
    7,500,000    Avalon Cable, LLC, Sr. Discount Notes, (zero coupon until 12/1/03,
                  11.875% thereafter), due 12/1/08........................................       7,200,000
                 Charter Communications Holdings, LLC:
                   Sr. Discount Notes:
    5,250,000       Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10..........       2,651,250
      800,000       Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11 (a).........         464,000
   13,775,000       Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 (a)......       6,267,625
   10,000,000       Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12..........       4,050,000
                   Sr. Notes:
    1,350,000       8.625% due 4/1/09 (a).................................................         894,375
    2,475,000       10.750% due 10/1/09...................................................       1,658,250
    1,400,000       10.000% due 5/15/11 (a)...............................................         924,000
                 CSC Holdings, Inc., Sr. Sub. Debentures:
       25,000      9.875% due 2/15/13 (a).................................................          26,312
   10,500,000      10.500% due 5/15/16....................................................      11,891,250
    1,500,000      9.875% due 4/1/23......................................................       1,582,500
    4,650,000    DirecTV Holdings, LLC, Sr. Notes, 8.375% due 3/15/13 (c).................       5,231,250
                 EchoStar DBS Corp., Sr. Notes:
    4,375,000      10.375% due 10/1/07....................................................       4,921,875
   11,050,000      9.125% due 1/15/09.....................................................      12,486,500
    5,926,361    Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (c)(d)....       6,128,953
    3,500,000    Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10 (a)................       3,893,750
    5,150,000    Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (a)..........................       5,562,000
    6,275,000    Nextmedia Operating, Inc., 10.750% due 7/1/11............................       6,980,937
   11,416,000    NTL Inc., 19.000% due 12/31/10...........................................      10,290,611
      900,000    R. H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (c)       1,046,250
    3,475,000    Radio One Inc., Series B, 8.875% due 7/1/11..............................       3,839,875
                 Telewest Communications PLC:
      500,000      Debentures, 9.625% due 10/1/06 (b).....................................         117,500
                   Sr. Discount Notes:
    3,125,000       Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09 (b).......         640,625
    7,950,000       Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10 (b)........       1,510,500

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                        Security*                                           Value
---------------------------------------------------------------------------------------------------------------
Media and Cable -- 11.7% (continued)
$   2,750,000 Time Warner Inc., 6.625% due 5/15/29............................................. $     2,725,344
              United Pan-Europe Communicatons, N.V., Series B:
                Sr. Discount Notes:
    8,250,000    Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09 (b)..............         835,313
   14,940,000    Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10 (b)................       1,512,675
      700,000   Sr. Notes, 10.875% due 8/1/09 (b)..............................................          96,250
    2,000,000 Vivendi Universal SA, Sr. Notes, 9.250% due 4/15/10 (c)..........................       2,255,000
              Yell Finance B.V.:
   10,425,000   Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11.       8,366,063
      650,000   Sr. Notes, 10.750% due 8/1/11..................................................         731,250
                                                                                                ---------------
                                                                                                    123,893,601
                                                                                                ---------------
Publishing and Printing -- 0.3%
              Dex Media East LLC:
    1,750,000   Sr. Notes, 9.875% due 11/15/09 (c).............................................       2,012,500
    1,250,000   Sr. Sub. Notes, 12.125% due 11/15/12 (c).......................................       1,493,750
                                                                                                ---------------
                                                                                                      3,506,250
                                                                                                ---------------
Services and Other -- 3.0%
              Allied Waste North America, Inc.:
      300,000   9.250% due 9/1/12 (c)..........................................................         330,000
                Series B:
      250,000    8.875% due 4/1/08.............................................................         271,250
    2,850,000    7.875% due 1/1/09 (a).........................................................       2,956,875
    6,550,000    10.000% due 8/1/09 (a)........................................................       7,033,063
    3,200,000 Brand Services Inc., 12.000% due 10/15/12 (c)....................................       3,536,000
    3,250,000 COMFORCE Operating Inc., Sr. Notes, Series B, 12.000% due 12/1/07................       1,470,625
    4,000,000 The Holt Group, Inc., 9.750% due 1/15/06 (b).....................................         140,000
              Iron Mountain Inc.:
    5,050,000   8.125% due 5/15/08.............................................................       5,302,500
    1,750,000   8.750% due 9/30/09.............................................................       1,835,313
      825,000   8.625% due 4/1/13..............................................................         903,375
              Mail-Well I Corp.:
    1,000,000   9.625% due 3/15/12.............................................................       1,020,000
    2,850,000   Series B, 8.750% due 12/15/08 (a)..............................................       2,550,750
    6,500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (b).......................................         381,875
    4,000,000 Sitel Corp., 9.250% due 3/15/06..................................................       3,860,000
                                                                                                ---------------
                                                                                                     31,591,626
                                                                                                ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                          Security*                                            Value
---------------------------------------------------------------------------------------------------------------------
Technology -- 3.4%
$   5,575,000 infoUSA Inc., Sr. Sub. Notes, 9.500% due 6/15/08.................................... $     5,714,375
    5,500,000 L-3 Communications Corp., 7.625% due 6/15/12........................................       6,091,250
    2,925,000 Motorola, Inc., Sr. Notes, 8.000% due 11/1/11 (a)...................................       3,378,375
    3,000,000 Seagate Technology HDD Holdings, 8.000% due 5/15/09.................................       3,236,250
    5,550,000 Unisys Corp., Sr. Notes, 8.125% due 6/1/06..........................................       5,966,250
    7,640,000 Xerox Capital Europe PLC, 5.875% due 5/15/04........................................       7,735,500
    3,750,000 Xerox Corp., Notes, 5.500% due 11/15/03 (a).........................................       3,806,250
                                                                                                   ---------------
                                                                                                        35,928,250
                                                                                                   ---------------
Telecommunications -- 9.7%
    4,500,000 Alamosa Holdings, Inc., (zero coupon until 2/15/05, 12.875% thereafter), due 2/15/10       2,002,500
    2,700,000 American Cellular Corp., 9.500% due 10/15/09........................................         715,500
    1,800,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (a)..............................       1,134,000
    8,625,000 American Tower Escrow Corp., Discount Notes, zero coupon due 8/1/08 (c).............       8,581,875
    6,875,000 AT&T Corp., Sr. Notes, 8.500% due 11/15/31..........................................       7,680,943
              AT&T Wireless Services Inc.:
    4,625,000   Notes, 8.125% due 5/1/12..........................................................       5,448,870
                Sr. Notes:
    3,850,000    7.875% due 3/1/11................................................................       4,443,551
    2,600,000    8.750% due 3/1/31................................................................       3,249,220
              Crown Castle International Corp.:
    1,500,000   Sr. Discount Notes, 10.625% due 11/15/07..........................................       1,556,250
                Sr. Notes:
    2,300,000    9.375% due 8/1/11 (a)............................................................       2,271,250
    5,140,000    10.750% due 8/1/11 (a)...........................................................       5,319,900
              Global Crossing Holdings Ltd.:
   10,700,000   9.125% due 11/15/06 (b)...........................................................         361,125
    4,250,000   9.500% due 11/15/09 (a)(b)........................................................         143,438
              Nextel Communications, Inc., Sr. Discount Notes:
    5,400,000   10.650% due 9/15/07...............................................................       5,683,500
   10,000,000   9.750% due 10/31/07...............................................................      10,400,000
    6,300,000   9.950% due 2/15/08................................................................       6,646,500
       75,000   Sr. Notes, 9.375% due 11/15/09 (a)................................................          81,375
    5,750,000 Qwest Communications International Inc., Sr. Notes, Series B, 7.500% due 11/1/08....       5,232,500
              Qwest Corp.:
      325,000   Debentures, 8.875% due 6/1/31.....................................................         335,563
    7,325,000   Notes, 8.875% due 3/15/12 (c).....................................................       8,057,500
              Qwest Services Corp., Notes:
      325,000   13.500% due 12/15/10 (c)..........................................................         362,375
    2,071,000   14.000% due 12/15/14 (c)..........................................................       2,371,295

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

    Face
   Amount                                           Security*                                            Value
-------------------------------------------------------------------------------------------------------------------
Telecommunications -- 9.7% (continued)
              SBA Communications Corp.:
$   3,100,000   Sr. Discount Notes, 12.000% due 3/1/08 (a)......................................... $     2,805,500
    2,275,000   Sr. Notes, 10.250% due 2/1/09......................................................       1,922,375
              Sprint Capital Corp.:
    6,525,000   6.875% due 11/15/28................................................................       6,068,250
    5,325,000   8.750% due 3/15/32.................................................................       5,857,500
    3,235,000 TeleCorp PCS, Inc., 10.625% due 7/15/10..............................................       3,865,825
    3,750,000 UbiquiTel Operating Co., (zero coupon until 4/15/05, 14.000% thereafter), due 4/15/10         431,250
                                                                                                    ---------------
                                                                                                        103,029,730
                                                                                                    ---------------
Transportation -- 0.2%
    2,000,000 General Maritime Corp., Sr. Notes, 10.000% due 3/15/13 (c)...........................       2,170,000
                                                                                                    ---------------
Utilities -- 3.0%
              Avon Energy Partners Holdings:
    5,500,000   Notes, 6.460% due 3/4/08 (c).......................................................       4,785,000
    2,550,000   Sr. Notes, 7.050% due 12/11/07 (c).................................................       2,231,250
    9,475,000 Calpine Canada Energy Finance ULC, 8.500% due 5/1/08 (a).............................       7,035,188
              Calpine Corp., Sr. Notes:
      500,000   7.875% due 4/1/08..................................................................         360,000
    2,425,000   7.750% due 4/15/09 (a).............................................................       1,746,000
    1,000,000   8.625% due 8/15/10 (a).............................................................         720,000
    2,225,000   8.500% due 2/15/11 (a).............................................................       1,635,375
      755,000 CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07 (a).................................         788,975
              Edison Mission Energy, Sr. Notes:
    4,575,000   7.730% due 6/15/09.................................................................       3,865,875
    6,575,000   9.875% due 4/15/11.................................................................       5,851,750
              Mirant Americas Generation LLC, Sr. Notes:
    1,750,000   7.625% due 5/1/06..................................................................       1,509,499
    1,850,000   9.125% due 5/1/31..................................................................       1,231,749
                                                                                                    ---------------
                                                                                                         31,760,661
                                                                                                    ---------------

              TOTAL CORPORATE BONDS (Cost -- $798,709,110).........................................     806,232,967
                                                                                                    ---------------
CONVERTIBLE BONDS -- 1.4%
Energy -- 0.1%
      900,000 Mirant Americas Generation LLC, Sr. Debentures, 2.500% due 6/15/21...................         754,875
                                                                                                    ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

      Face
     Amount                                           Security*                                          Value
-------------------------------------------------------------------------------------------------------------------
Technology -- 1.1%
$   5,400,000      Avaya Inc., Sr. Notes, zero coupon bond to yield 3.710% due 10/31/21............ $     2,632,500
    8,000,000      Comverse Technology Inc., Debentures, 1.500% due 12/1/05........................       7,430,000
    4,450,000      Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to yield 4.280% due 9/12/20       2,113,750
                                                                                                    ---------------
                                                                                                         12,176,250
                                                                                                    ---------------
Telecommunications -- 0.2%
    2,675,000      American Tower Corp., Notes, 5.000% due 2/15/10.................................       2,273,750
                                                                                                    ---------------

                   TOTAL CONVERTIBLE BONDS (Cost -- $12,632,174)...................................      15,204,875
                                                                                                    ---------------

      Face
     Amount+
-------------
SOVEREIGN BONDS -- 19.5%
Argentina -- 0.1%
                   Republic of Argentina:
           4 /ARS/   10.000% due 9/19/08 (b).......................................................               0
    2,243,000        Due 4/10/05 (b)...............................................................         695,330
                                                                                                    ---------------
                                                                                                            695,330
                                                                                                    ---------------
Brazil -- 6.1%
                   Federal Republic of Brazil:
    1,205,000        11.250% due 7/26/07...........................................................       1,247,175
    8,000,000        11.500% due 3/12/08...........................................................       8,200,000
    9,963,000        14.500% due 10/15/09..........................................................      11,357,820
   23,250,000        12.000% due 4/15/10...........................................................      23,715,000
    7,127,000        12.750% due 1/15/20...........................................................       7,162,635
    7,075,000        10.125% due 5/15/27...........................................................       5,836,875
      375,000        12.250% due 3/6/30............................................................         360,938
    2,500,000        DCB, Series L, 2.1875% due 4/15/12 (f)........................................       1,860,156
    2,104,830        MYDFA, 2.0625% due 9/15/07 (f)................................................       1,773,319
    3,300,000        NMB, Series L, 2.1875% due 4/15/09 (f)........................................       2,767,875
                                                                                                    ---------------
                                                                                                         64,281,793
                                                                                                    ---------------
Bulgaria -- 0.4%
    4,050,000      Republic of Bulgaria, 8.250% due 1/15/15........................................       4,566,375
                                                                                                    ---------------
Colombia -- 1.1%
                   Republic of Colombia:
    4,425,000        10.000% due 1/23/12...........................................................       4,897,369
    1,825,000        10.750% due 1/15/13...........................................................       2,102,856

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

   Face
  Amount+                               Security*                               Value
------------------------------------------------------------------------------------------
Colombia -- 1.1% (continued)
   1,875,000      11.750% due 2/25/20..................................... $     2,273,438
   2,000,000      11.850% due 3/9/28......................................       2,132,660
                                                                           ---------------
                                                                                11,406,323
                                                                           ---------------
Costa Rica -- 0.2%
   1,550,000    Republic of Costa Rica, 6.914% due 1/31/08 (c)............       1,608,125
                                                                           ---------------
Ecuador -- 2.1%
  26,995,000    Republic of Ecuador, 12.000% due 11/15/12.................      22,777,031
                                                                           ---------------
Mexico -- 3.8%
   3,100,000    PEMEX Project Funding Master Trust, 6.125% due 8/15/08 (c)       3,286,000
                United Mexican States:
   4,625,000      6.625% due 3/3/15.......................................       4,841,219
  22,100,000      11.375% due 9/15/16.....................................      31,674,825
     500,000      8.300% due 8/15/31......................................         566,375
                                                                           ---------------
                                                                                40,368,419
                                                                           ---------------
Panama -- 0.6%
                Republic of Panama:
   3,325,000      9.625% due 2/8/11.......................................       3,807,125
   1,500,000      8.875% due 9/30/27......................................       1,575,000
   1,689,509      PDI, 2.250% due 7/17/16 (f).............................       1,429,747
                                                                           ---------------
                                                                                 6,811,872
                                                                           ---------------
Peru -- 0.5%
                Republic of Peru:
   1,725,000      9.125% due 1/15/08......................................       1,923,375
   2,150,000      9.875% due 2/6/15.......................................       2,418,750
   1,575,000      FLIRB, 4.500% due 3/7/17 (f)............................       1,323,000
                                                                           ---------------
                                                                                 5,665,125
                                                                           ---------------
Philippines -- 0.7%
                Republic of the Philippines:
   1,900,000      9.375% due 1/18/17......................................       2,018,750
   5,000,000      9.875% due 1/15/19......................................       5,218,750
                                                                           ---------------
                                                                                 7,237,500
                                                                           ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

   Face
  Amount+                                Security*                                  Value
----------------------------------------------------------------------------------------------
Russia -- 3.2%
             Russian Federation:
  10,900,000   10.000% due 6/26/07............................................ $    13,066,375
   3,050,000   8.250% due 3/31/10.............................................       3,457,938
  18,825,000   5.000% due 3/31/30 (f).........................................      17,024,859
                                                                               ---------------
                                                                                    33,549,172
                                                                               ---------------
Turkey -- 0.6%
             Republic of Turkey:
   5,350,000   11.500% due 1/23/12............................................       5,430,250
     625,000   11.000% due 1/14/13............................................         625,000
                                                                               ---------------
                                                                                     6,055,250
                                                                               ---------------
Venezuela -- 0.1%
   1,531,580 Republic of Venezuela, NMB, 2.4375% due 12/18/05 (f).............       1,204,205
                                                                               ---------------

             TOTAL SOVEREIGN BONDS (Cost -- $175,572,751).....................     206,226,520
                                                                               ---------------
LOAN PARTICIPATIONS -- 0.6%
Morocco -- 0.6%
   6,375,000 Kingdom of Morocco, Tranche A, 2.1875% due 1/2/09 (UBS AG) (f)(g)
              (Cost -- $5,943,316)............................................       5,992,500
                                                                               ---------------

  Shares
------------
COMMON STOCK (H) -- 0.7%
     142,234 NTL Inc..........................................................       2,417,978
      10,225 NTL Inc., Restricted Shares (e)..................................         170,348
       2,586 Pillowtex Corp. (a)..............................................             491
     141,490 SpectraSite, Inc. (a)............................................       5,022,895
      28,175 UnitedGlobalCom, Inc., Class A Shares (a)........................         108,474
                                                                               ---------------

             TOTAL COMMON STOCK (Cost -- $29,055,670).........................       7,720,186
                                                                               ---------------
ESCROW SHARES (E)(H) -- 0.0%
   5,500,000 Imperial Sugar Co................................................               6
  27,465,000 NTL Inc..........................................................               0
   2,025,000 Pillowtex Corp...................................................               2
                                                                               ---------------

             TOTAL ESCROW SHARES (Cost -- $0).................................               8
                                                                               ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

   Shares                                              Security*                                                Value
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
             CSC Holdings Inc.:
      24,750   Series H, 11.750% due 10/1/07.............................................................. $     2,598,750
      57,667   Series M, 11.125% due 4/1/08...............................................................       6,040,618
         236 NTL Europe, Inc. (h).........................................................................             732
      50,469 Rural Cellular Corp., 12.250% due 5/15/11 (i)................................................         820,133
             TCR Holding Corp.:
      17,552   Class B (e)(h).............................................................................              18
       9,654   Class C (e)(h).............................................................................              10
      25,451   Class D (e)(h).............................................................................              25
      52,657   Class E (e)(h).............................................................................              53
                                                                                                           ---------------

             TOTAL PREFERRED STOCK (Cost -- $12,380,660)..................................................       9,460,339
                                                                                                           ---------------

Warrants/Rights
WARRANTS AND RIGHTS (H) -- 0.1%
       1,800 American Tower Escrow Corp. (Exercise price of $0.01 per share expiring on 8/1/08. Each
              warrant exercisable for 14.10 shares of common stock) (c)...................................         135,900
       5,000 Asia Pulp & Paper (Exercise price of $7.8375 per share expiring on 3/15/05. Each warrant
              exercisable for 12.914 shares of common stock) (c)..........................................              50
  30,928,049 ContiFinancial Corp. Liquidating Trust, Units of Interest (Represents interests in a trust in
              the liquidation of ContiFinancial Corp. and its affiliates) (e).............................         970,368
       2,750 Leap Wireless International Inc. (Exercise price of $96.80 per share expiring on 4/15/10.
              Each warrant exercisable for 5.146 shares of common stock) (c)(e)...........................               0
       3,500 Mattress Discounters Corp. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85 shares of Class A common stock and 0.539 shares of Class L
              common stock)...............................................................................           2,625
      13,614 Pillowtex Corp. (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant
              exercisable for 1 share of common stock)....................................................             408
       5,000 Republic Technologies International Inc. (Exercise price of $0.01 per share expiring on
              7/15/09. Each warrant exercisable for 1 share of Class D common stock)......................              50
       5,000 UbiquiTel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each
              warrant exercisable for 5.965 shares of common stock).......................................           1,875
      57,120 Venezuela Discount Rights (e)................................................................               1
       3,500 Winsloew Furniture, Inc. (Exercise price of $0.01 per share expiring on 8/15/07. Each
              warrant exercisable for 0.2298 shares of common stock)......................................           1,750
                                                                                                           ---------------

             TOTAL WARRANTS AND RIGHTS (Cost -- $1,609,234)...............................................       1,113,027
                                                                                                           ---------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (continued)
April 30, 2003

   Face
  Amount                                          Security*                                            Value
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
$7,343,000 State Street Bank and Trust Co., 1.200% due 5/1/03; Proceeds at maturity -- $7,343,245;
            (Fully collateralized by U.S. Treasury Bonds, 8.000% due 11/15/21; Market value --
            $7,496,685) (Cost -- $7,343,000)...................................................... $    7,343,000
                                                                                                   --------------

           TOTAL INVESTMENTS -- 100% (Cost -- $1,043,245,915**)................................... $1,059,293,422
                                                                                                   ==============

--------
  * All securities except for those that are on loan are segregated as collateral pursuant to a revolving credit facility.
  + Face amount denominated in U.S. dollars unless otherwise indicated.
 (a)All or a portion of this security is on loan (See Note 4).
 (b)Security is currently in default.
 (c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (d)Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
 (e)Security is valued in accordance with fair valuation procedures.
 (f)Rate shown reflects current rate on instrument with variable rate or step coupon rates.
 (g)Participation interest was acquired through the financial institution indicated parenthetically.
 (h)Non-income producing security.
 (i)Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional stock.
 ** Aggregate cost for Federal income tax purposes is $1,044,942,499.

  Abbreviations used in this schedule:
  ARS  -- Argentine Peso
  DCB  -- Debt Conversion Bond
  FLIRB  -- Front Loaded Interest Reduction Bond
  MYDFA -- Multi Year Depository Facility Agreement
  NMB  -- New Money Bond
  PDI  -- Past Due Interest

LOANED SECURITIES COLLATERAL
April 30, 2003

    Face
   Amount                                           Security                                           Value
----------------------------------------------------------------------------------------------------------------
$121,446,606 State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $121,446,606) $121,446,606
                                                                                                    ============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003

ASSETS:
   Investments, at value (Cost -- $1,043,245,915)................................................. $1,059,293,422
   Loaned securities collateral, at value (Cost -- $121,446,606) (Note 4).........................    121,446,606
   Foreign currency, at value (Cost -- $30,765)...................................................         10,900
   Cash...........................................................................................            341
   Interest and dividends receivable..............................................................     24,885,273
   Receivable for securities sold.................................................................      1,850,911
   Prepaid expenses...............................................................................         49,704
                                                                                                   --------------
   Total Assets...................................................................................  1,207,537,157
                                                                                                   --------------

LIABILITIES:
   Loan payable (Note 9)..........................................................................    300,000,000
   Payable for securities on loan (Note 4)........................................................    121,446,606
   Payable for securities purchased...............................................................     12,851,429
   Management fee payable.........................................................................        849,320
   Loan interest payable (Note 9).................................................................        441,891
   Administration fee payable.....................................................................         84,932
   Accrued expenses...............................................................................        296,837
                                                                                                   --------------
   Total Liabilities..............................................................................    435,971,015
                                                                                                   --------------
Total Net Assets.................................................................................. $  771,566,142
                                                                                                   ==============

NET ASSETS:
   Common stock ($0.001 par value, 100,000,000 shares authorized; 74,032,625 shares outstanding).. $       74,033
   Capital paid in excess of par value............................................................  1,034,946,400
   Overdistributed net investment income..........................................................        (32,943)
   Accumulated net realized loss from investment transactions.....................................   (279,448,990)
   Net unrealized appreciation of investments and foreign currencies..............................     16,027,642
                                                                                                   --------------
Total Net Assets.................................................................................. $  771,566,142
                                                                                                   ==============
Net Asset Value, per share ($771,566,142 / 74,032,625 shares outstanding).........................         $10.42
                                                                                                           ======

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENT OF OPERATIONS
For the Year Ended April 30, 2003

INCOME:
   Interest...................................................... $101,467,283
   Dividends.....................................................    1,172,621
                                                                  ------------
   Total Investment Income.......................................  102,639,904
                                                                  ------------

EXPENSES:
   Management fee (Note 2).......................................    9,356,988
   Interest (Note 9).............................................    5,826,607
   Administration fee (Note 2)...................................      935,699
   Shareholder communications....................................      195,980
   Audit and legal...............................................      188,500
   Custody.......................................................      153,872
   Registration fees.............................................       61,342
   Directors' fees...............................................       58,433
   Other.........................................................      105,936
                                                                  ------------
   Total Expenses................................................   16,883,357
                                                                  ------------
Net Investment Income............................................   85,756,547
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTE 3):
   Realized Loss From:
    Investment transactions (excluding short-term investments)...  (55,474,057)
    Foreign currency transactions................................      (31,638)
                                                                  ------------
   Net Realized Loss.............................................  (55,505,695)
                                                                  ------------
   Change in Net Unrealized Appreciation From:
    Investments..................................................   67,289,543
    Foreign currencies...........................................      (19,865)
                                                                  ------------
   Increase in Net Unrealized Appreciation.......................   67,269,678
                                                                  ------------
Net Gain on Investments and Foreign Currencies...................   11,763,983
                                                                  ------------
Increase in Net Assets From Operations........................... $ 97,520,530
                                                                  ============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended April 30,

                                                                    2003          2002
-------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income...................................... $  85,756,547  $ 89,420,565
   Net realized loss..........................................   (55,505,695)  (89,262,793)
   Increase in net unrealized appreciation....................    67,269,678    55,193,968
                                                               -------------  ------------
   Increase in Net Assets From Operations.....................    97,520,530    55,351,740
                                                               -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................   (84,516,112)  (82,747,083)
   Capital....................................................   (15,830,265)  (14,307,626)
                                                               -------------  ------------
   Decrease in Net Assets From Distributions to Shareholders..  (100,346,377)  (97,054,709)
                                                               -------------  ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (2,448,921 and 2,580,503 shares issued, respectively).....    24,058,046    27,692,639
                                                               -------------  ------------
   Increase in Net Assets From Capital Share Transactions.....    24,058,046    27,692,639
                                                               -------------  ------------
Increase (Decrease) in Net Assets.............................    21,232,199   (14,010,330)

NET ASSETS:
   Beginning of year..........................................   750,333,943   764,344,273
                                                               -------------  ------------
   End of year*............................................... $ 771,566,142  $750,333,943
                                                               =============  ============
* Includes overdistributed net investment income of:..........      $(32,943)  $(1,241,740)
                                                               =============  ============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2003

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received........................................ $  81,058,011
   Operating expenses paid................................................   (10,972,837)
   Net sales of short-term investments....................................    15,160,000
   Realized loss on foreign currency transactions.........................       (31,650)
   Net change in unrealized depreciation on foreign currencies............       (19,865)
   Purchases of long-term investments.....................................  (828,689,961)
   Proceeds from disposition of long-term investments.....................   785,272,482
   Interest paid on bank loans............................................    (5,897,244)
                                                                           -------------
   Net Cash Provided By Operating and Investing Activities................    35,878,936
                                                                           -------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash distributions paid on Common Stock................................  (100,346,377)
   Increase in loan.......................................................    40,000,000
   Proceeds from reinvestment of dividends................................    24,058,046
                                                                           -------------
   Net Cash Used By Financing Activities..................................   (36,288,331)
                                                                           -------------
Net Decrease in Cash......................................................      (409,395)
Cash, Beginning of year...................................................       420,636
                                                                           -------------
Cash, End of year......................................................... $      11,241
                                                                           =============

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS
PROVIDED (USED) BY OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations................................. $  97,520,530
                                                                           -------------
   Accretion of discount on investments...................................   (15,789,907)
   Amortization of premium on investments.................................       859,277
   Capitalized income on payment-in-kind securities.......................    (1,282,857)
   Increase in investments, at value......................................   (51,796,404)
   Increase in interest and dividends receivable..........................    (5,368,406)
   Increase in receivable for investments sold............................      (545,007)
   Increase in prepaid expenses...........................................        (3,983)
   Increase in payable of investments purchased...........................    12,268,434
   Decrease in interest payable on loan...................................       (70,637)
   Increase in accrued expenses...........................................        87,896
                                                                           -------------
   Total Adjustments......................................................   (61,641,594)
                                                                           -------------
Net Cash Flows Provided By Operating and Investing Activities............. $  35,878,936
                                                                           =============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maximize current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities (as defined in the Fund's prospectus). As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (continued)


(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At April 30, 2003, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS

Salomon Brothers Asset Management Inc ("Investment Manager"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Smith Barney Fund Management LLC ("Administrator"), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's administrator for which the Fund pays a monthly fee at an annual rate of 0.10% of the value of the Fund's average weekly net assets plus the

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (continued)

proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At April 30, 2003, Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, held 10.963 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

NOTE 3. PORTFOLIO ACTIVITY

During the year ended April 30, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

           Purchases.................................... $840,958,395
                                                         ============
           Sales........................................ $785,817,487
                                                         ============

At April 30, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

          Gross unrealized appreciation................ $105,049,077
          Gross unrealized depreciation................  (90,698,154)
                                                        ------------
          Net unrealized appreciation.................. $ 14,350,923
                                                        ============

NOTE 4. LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2003, the Fund loaned securities having a market value of $118,986,361. The Fund received cash collateral amounting to $121,446,606 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended April 30, 2003 was $180,963.

NOTE 5. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At April 30, 2003, the Fund held loan participations with a total cost of $5,943,316.

NOTE 6. CREDIT RISK

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

NOTE 7. CAPITAL LOSS CARRYFORWARD

At April 30, 2003, the Fund had, for Federal income tax purposes, approximately $253,973,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (continued)


The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on April 30 of the year indicated:

                    2007        2008        2009        2010        2011
                 ----------- ----------- ----------- ----------- -----------
    Carryforward
      Amounts... $32,298,000 $40,142,000 $10,636,000 $93,766,000 $77,131,000

In addition, the Fund had $23,779,692 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

NOTE 8. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At April 30, 2003, the tax basis components of distributable earnings were:

Accumulated capital losses ..................................... $(253,972,714)
                                                                 =============
Unrealized appreciation ........................................ $  14,331,058
                                                                 =============

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended April 30, 2003 was:

Ordinary income ................................................... $ 84,516,112
Capital............................................................   15,830,265
                                                                    ------------
Total.............................................................. $100,346,377
                                                                    ============

NOTE 9. LOAN

At April 30, 2003, the Fund had outstanding a $300,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the Investment Manager, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended April 30, 2003, the Fund paid interest expense of $5,897,244.

NOTE 10. DIVIDENDS SUBSEQUENT TO APRIL 30, 2003

On January 23, 2003, the Board of Directors of the Fund declared dividends in the amount of $0.115 per share, payable on May 30, 2003 to shareholders of record on May 13, 2003.

On May 2, 2003, the Board of Directors of the Fund declared three dividends, each in the amount of $0.115 per share, payable on June 27, 2003, July 25, 2003 and August 29, 2003 to shareholders of record on June 17, 2003, July 15, 2003 and August 12, 2003, respectively.

SALOMON BROTHERS HIGH INCOME FUND II INC



FINANCIAL HIGHLIGHTS

Data for a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

                                                  2003      2002      2001      2000     1999/(1)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.............   $10.48    $11.08    $11.85   $ 13.54   $ 15.00
                                                  ------    ------    ------   ------    ------
Income (Loss) From Operations:
   Net investment income.......................     1.18      1.27      1.37      1.45      1.23
   Net realized and unrealized gain (loss).....     0.12     (0.50)    (0.58)    (1.70)    (1.45)
                                                    --       -----     -----     -----     -----
Total Income (Loss) From Operations............     1.30      0.77      0.79     (0.25)    (0.22)
                                                    --        --        --       -----     -----
Offering Costs on Issuance of
 Common Stock..................................       --        --        --        --     (0.02)
                                                -         -         -         -            -----
Less Distributions From:
   Net investment income.......................    (1.16)    (1.18)    (1.40)    (1.44)    (1.22)
   Capital.....................................    (0.22)    (0.20)    (0.16)       --        --
                                                   -----     -----     -----  -         -
Total Distributions............................    (1.38)    (1.38)    (1.56)    (1.44)    (1.22)
                                                   -----     -----     -----     -----     -----
Increase in Net Asset Value Due to Shares
 Issued on Reinvestment of Dividends...........     0.02      0.01        --        --        --
                                                    --        --    -         -         -
Net Asset Value, End of Year...................   $10.42    $10.48    $11.08   $ 11.85   $ 13.54
                                                  ======    ======    ======   ======    ======
Market Price, End of Year......................   $11.65    $11.65    $10.96   $11.750   $12.625
                                                  ======    ======    ======   =======   =======
Total Return, Based on Market Price/(2)/.......    15.00%    20.83%     6.85%     5.45%    (7.57)%++
Ratios to Average Net Assets:
   Total expenses, including interest expense..     2.49%     2.80%     3.09%     2.09%     1.54%+
   Total expenses, excluding interest expense
    (operating expenses).......................     1.63%     1.57%     1.43%     1.29%     1.24%+
   Net investment income.......................    12.64%    12.08%    11.87%    11.48%     9.84%+
Net Assets, End of Year (000s)................. $771,566  $750,334  $764,344  $790,743  $903,792
Portfolio Turnover Rate........................       87%      118%      118%       68%       66%
Loans Outstanding, End of Year (000s).......... $300,000  $260,000  $260,000  $105,000  $105,000
Weighted Average Interest Rate on Loans........     2.15%     3.44%     6.69%     6.18%     5.72%

--------------------------------------------------------------------------------
(1)For the period from May 28, 1998 (commencement of operations) through April 30, 1999.
(2)For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

SALOMON BROTHERS HIGH INCOME FUND II INC



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund II Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers High Income Fund II Inc ("Fund") at April 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 28, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
June 19, 2003

SALOMON BROTHERS HIGH INCOME FUND II INC



ADDITIONAL INFORMATION (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers High Income Fund II Inc ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available by contacting the transfer agent at 1-800-446-1013.

                                                                                        Number of
                                                                                      Portfolios in
                                                                                      Fund Complex
                                              Term of              Principal           Overseen by
                              Position(s)  Office/(1)/ and       Occupation(s)          Director           Other
                               Held with     Length of            During Past          (including      Directorships
Name, Address and Age          Fund/(1)/    Time Served             5 Years             the Fund)     Held by Director
-------------------------------------------------------------------------------------------------------------------------
Non-Interested
Directors:

Carol L. Colman              Director and      Since       President, Colman               31               None
Colman Consulting Co., Inc.  Member of         2002        Consulting Co., Inc.
278 Hawley Road              Audit
North Salem, NY 10560        Committee,
Age 57                       Class III

Daniel P. Cronin             Director and      Since       Associate General Counsel,      28               None
Pfizer Inc.                  Member of the     1998        Pfizer Inc.
235 East 42nd Street         Audit
New York, NY 10017           Committee,
Age 57                       Class I

Leslie H. Gelb               Director and      Since       President, the Council on       30       Director of 2
The Council on Foreign       Member of the     2001        Foreign Relations;                       registered investment
Relations                    Audit                         formerly, Columnist,                     companies advised by
58 East 68th Street          Committee,                    Deputy Editorial Page                    Advantage Advisers,
New York, NY 10021           Class II                      Editor and Editor, Op-Ed                 Inc. ("Advantage")
Age 65                                                     Page, The New York Times

Riordan Roett                Director and      Since       Professor and Director,         30       The Latin America
The Johns Hopkins University Member of the     1998        Latin American Studies                   Equity Fund, Inc.
1740 Massachusetts Ave, NW   Audit                         Program, Paul H. Nitze
Washington, DC 20036         Committee,                    School of Advanced
Age 64                       Class II                      International Studies, The
                                                           Johns Hopkins University

SALOMON BROTHERS HIGH INCOME FUND II INC



ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                    Number of
                                                                                  Portfolios in
                                                                                  Fund Complex
                                         Term of               Principal           Overseen by
                        Position(s)   Office/(1)/ and        Occupation(s)          Director           Other
                         Held with      Length of             During Past          (including      Directorships
Name, Address and Age    Fund/(1)/     Time Served              5 Years             the Fund)     Held by Director
---------------------------------------------------------------------------------------------------------------------

Jeswald W. Salacuse    Director and       Since       Henry J. Braker Professor        30       Director of 2
Tufts University--     Member of the      1998        of Commercial Law and                     registered investment
The Fletcher School of Audit                          formerly Dean, The                        companies advised by
Law & Diplomacy        Committee,                     Flecher School of Law &                   Advantage
160 Packard Avenue     Class I                        Diplomacy, Tufts
Medford, MA 02155                                     University; formerly,
Age 65                                                Fulbright Distinguished
                                                      Chair in Comparative Law,
                                                      University of Trento, Italy
Interested Director:

R. Jay Gerken/(2)/     Director and       Since       Managing Director of             225              None
CGM                    Chairman,          2002        Citigroup Global Markets
399 Park Avenue        Class III                      Inc. ("CGM"); Chairman,
4th Floor                                             President, Chief Executive
New York, NY 10022                                    Officer and Director of
Age 52                                                Smith Barney Fund
                                                      Management LLC
                                                      ("SBFM"), Travelers
                                                      Investment Adviser, Inc.
                                                      ("TIA"), and Citi Fund
                                                      Management Inc.

Officers:

Peter J. Wilby, CFA    President          Since       Managing Director of             N/A               N/A
SBAM                                      2002        CGM and Salomon
399 Park Avenue                                       Brothers Asset
4th Floor                                             Management Inc
New York, NY 10022                                    ("SBAM") since January
Age 44                                                1996
                       Executive          1998-
                       Vice President     2002

SALOMON BROTHERS HIGH INCOME FUND II INC



ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                   Number of
                                                                                 Portfolios in
                                                                                 Fund Complex
                                          Term of              Principal          Overseen by
                         Position(s)   Office/(1)/ and       Occupation(s)         Director         Other
                          Held with      Length of            During Past         (including    Directorships
Name, Address and Age     Fund/(1)/     Time Served             5 Years            the Fund)   Held by Director
---------------------------------------------------------------------------------------------------------------

Lewis E. Daidone        Executive Vice     Since       Managing Director of           N/A            N/A
CGM                     President and      1998        CGM; Director and Senior
125 Broad Street        Chief                          Vice President of SBFM
11th Floor              Administrative                 and TIA; Former Chief
New York, NY 10004      Officer                        Financial Officer and
Age 45                                                 Treasurer of mutual funds
                                                       affiliated with Citigroup
                                                       Inc.

Maureen O'Callaghan     Executive Vice     Since       Managing Director of           N/A            N/A
SBAM                    President          1998        CGM and SBAM since
399 Park Avenue                                        December 1998; Director
4th Floor                                              of CGM and SBAM from
New York, NY 10022                                     January 1996 to December
Age 39                                                 1998

James E. Craige, CFA    Executive Vice     Since       Managing Director of           N/A            N/A
SBAM                    President          1998        CGM and SBAM since
399 Park Avenue                                        December 1998; Director
4th Floor                                              of CGM and SBAM since
New York, NY 10022                                     January 1998
Age 36

Thomas K. Flanagan, CFA Executive Vice     Since       Managing Director of           N/A            N/A
SBAM                    President          1998        CGM and SBAM since
399 Park Avenue                                        December 1998; Prior to
4th Floor                                              December 1998, Director
New York, NY 10022                                     of CGM and SBAM
Age 50

Beth A. Semmel, CFA     Executive Vice     Since       Managing Director of           N/A            N/A
SBAM                    President          1998        CGM and SBAM since
399 Park Avenue                                        December 1998; Director
4th Floor                                              of CGM and SBAM from
New York, NY 10022                                     January 1996 to December
Age 42                                                 1998

SALOMON BROTHERS HIGH INCOME FUND II INC



ADDITIONAL INFORMATION (unaudited) (continued)

                                                                                 Number of
                                                                               Portfolios in
                                                                               Fund Complex
                                        Term of              Principal          Overseen by
                         Position(s) Office/(1)/ and       Occupation(s)         Director         Other
                          Held with    Length of            During Past         (including    Directorships
Name, Address and Age     Fund/(1)/   Time Served             5 Years            the Fund)   Held by Director
-------------------------------------------------------------------------------------------------------------

Frances M. Guggino       Controller      Since       Vice President, Citigroup      N/A            N/A
CGM                                      2002        Asset Management
125 Broad Street
10th Floor
New York, NY 10004
Age 45

Christina T. Sydor       Secretary       Since       Managing Director              N/A            N/A
CGM                                      1998        of CGM; General Counsel
300 First Stamford Place                             and Secretary of SBFM
4th Floor                                            and TIA
Stamford, CT 06902
Age 52



--------
/(1)/The Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2005, year 2003, and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.
/(2)/Mr. Gerken is a Director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS HIGH INCOME FUND II INC



DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate

SALOMON BROTHERS HIGH INCOME FUND II INC



DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

SALOMON BROTHERS HIGH INCOME FUND II INC



DIVIDEND REINVESTMENT PLAN (unaudited) (continued)


The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the

SALOMON BROTHERS HIGH INCOME FUND II INC




DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

This report is transmitted to the shareholders of Salomon Brothers High Income Fund II Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

SALOMON BROTHERS HIGH INCOME FUND II INC



TAX INFORMATION (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended April 30, 2003:

    . For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 1.39%.

SALOMON BROTHERS HIGH INCOME FUND II INC



DIRECTORS

CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN
RIORDAN ROETT
JESWALD W. SALACUSE


OFFICERS

R. JAY GERKEN
    Chairman
PETER J. WILBY, CFA
    President
LEWIS E. DAIDONE
    Executive Vice President and Chief Administrative Officer
MAUREEN O'CALLAGHAN
    Executive Vice President
JAMES E. CRAIGE, CFA
    Executive Vice President
THOMAS K. FLANAGAN, CFA
    Executive Vice President
BETH A. SEMMEL, CFA
    Executive Vice President
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary


SALOMON BROTHERS HIGH INCOME FUND II INC

    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 8030
    Boston, Massachusetts 02266-8030

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    HIX

ITEM 2.  CODE OF ETHICS.

         Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

         (b) In the last 90 days, there have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 10. EXHIBITS.

         (a)   Not applicable.

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers High Income Fund II Inc

By:   /s/ R. Jay Gerken
      -----------------------------------------
      R. Jay Gerken
      Chief Executive Officer of
      Salomon Brothers High Income Fund II Inc

Date: 6/30/03

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      -----------------------------------------
      (R. Jay Gerken)
      Chief Executive Officer of
      Salomon Brothers High Income Fund II Inc

Date: 6/30/03

By:   /s/ Lewis Daidone
      -----------------------------------------
      Chief Administrative Officer of
      Salomon Brothers High Income Fund II Inc

Date: 6/30/03